                                                                   EXHIBIT 99.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the Annual Report on Form 10-K of Applica Incorporated for the year ended December 31, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, Harry D. Schulman, President and Chief Executive Officer of Applica Incorporated, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Applica Incorporated.



Dated: March 3, 2003                 By: /s/ Harry D. Schulman
                                        ----------------------------------------
                                        Harry D. Schulman
                                        President and Chief Executive Officer